Exhibit 99.2

CONFIDENTIAL Enabling Cures with Hematopoietic Stem Cell Transplants April 2021

Safe Harbor Statement

Jasper THERAPEUTICS INC.

About this Presentation

This investor presentation (this "Presentation") is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Proposed Business Combination") between Amplitude Healthcare Acquisition Corp. ("AMHC") and Jasper Therapeutics, Inc. (together with its subsidiaries, "Jasper Therapeutics" or the "Company") and for no other purpose. The information contained herein does not purport to be all-inclusive and none of AMHC, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Viewers of this presentation should make their own evaluation of the Company and of the relevance and accuracy of the information and should make such other investigations as they deem necessary.

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of AMHC, the Company, or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made expect by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"). You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision.

The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of AMHC and the Company and is intended for the recipient hereof only.

Additional Information

The Company intends to file with the SEC a proxy statement / prospectus on Form S-4 relating to the Proposed Business Combination, which will be mailed to AMHC's shareholders once definitive. This Presentation does not contain all the information that should be considered concerning the Proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Business Combination. AMHC's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and the amendments thereto and the proxy statement / prospectus and other documents filed in connection with the Proposed Business Combination, as these materials will contain important information about the Company, AMHC and the Proposed Business Combination. When available, the proxy statement / prospectus and other relevant materials for the Proposed Business Combination will be mailed to shareholders of AMHC as of a record date to be established for voting on the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement / prospectus, the definitive proxy statement / prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to Jasper Therapeutics at Jasper Therapeutics, Inc., 2200 Bridge Pkwy Suit #102, Redwood City, CA 94065 or to AMHC at Amplitude Healthcare Acquisition Corp., 1177 Avenue of the Americas, Fl 40, New York, NY 10036.

Participants in the Solicitation

AMHC and its directors and executive officers may be deemed participants in the solicitation of proxies from AMHC's shareholders with respect to the Proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in AMHC is contained in AMHC's Registration Statement on Form S-1, as effective on November 19, 2019, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to AMHC at Amplitude Healthcare Acquisition Corp., 1177 Avenue of the Americas, Fl 40, New York, NY 10036. Additional information regarding the interests of such participants will be contained in the proxy statement / prospectus for the Proposed Business Combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of AMHC in connection with the Proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Business Combination will be included in the proxy statement / prospectus for the Proposed Business Combination when available.

Private Placement

The PIPE financing described herein has not been and will not be registered under the Securities Act, or any applicable state securities laws. This Presentation is being furnished solely in reliance on applicable exemptions from the registration requirements under the Securities Act. If the Proposed Business Combination is entered into, the PIPE financing will be offered and sold only to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) and institutional "accredited investors" (as defined in Rule 501(a)(1), (2),(3) or (7) promulgated under the Securities Act) upon the consummation of the Proposed Business Combination. This presentation does not constitute an offer to sell or a solicitation of an offer to buy the securities that shall constitute the PIPE financing described herein, nor shall there be any offer, solicitation, or sale of any such securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful. Before you invest you should undertake your own diligence regarding the Proposed Business Combination.

Forward-Looking Statements

This Presentation contains forward-looking statements. All statements other than statements of historical fact contained in this Presentation, including statements regarding the future financial position of Jasper Therapeutics, including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. Jasper Therapeutics has based these forward-looking statements on its estimates and assumptions and its current expectations and projections about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Jasper Therapeutics undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this Presentation or to conform these statements to actual results or to changes in Jasper Therapeutics' expectations.

Industry and Market Data

Certain data in this Presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or undertakes any obligation to update such data after the date of this Presentation. Such data involves risks and uncertainties and is subject to change based on various factors.

Trademarks

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company.

© 2021 Jasper Therapeutics, Inc.

CONFIDENTIAL

2

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL Jasper and Amplitude Add Significant Capital to Advance a Formidable Leader in Hematopoietic Stem Cell Transplant for a Range of Indications 3 Creating well funded leader in hematopoietic stem cells for a range of indications Multiple near - term milestones Experienced management team Broad Pipeline Substantial runway potentially through registration enabling data Leadership in underinvested area with transformative potential for a range of disease conditions

Metalmark Capital and Avego Healthcare Capital Bring a Strong Track Record and Broad Suite of Capabilities

Jasper Therapeutics Inc.

Metalmark overview	Avego overview
✓ Middle-market, growth oriented private investment firm	✓ Healthcare only, captive investment firm
✓ 25+ years investing experience	✓ Expert team of principals and scientific advisors
✓ $5.5bn invested in 58+ companies	✓ $300mm committed capital from principals
✓ $11bn value generated on behalf on investment partners	✓ More than $1.8bn in value created this decade

Metalmark Transaction History

- **August 2019:** Sold Collagen Matrix, a global developer and manufacturer of collagen and mineral-based medical devices
- **January 2019:** Metalmark portfolio company, Kissner Group Holdings, announced acquisition of NSC Minerals
- **December 2018:** Acquired Innovetive Petcare Holdings, a leading operator of veterinary hospitals
- **May 2018:** Completed a minority investment in Sebela Pharmaceuticals to finance the acquisition of Braintree Laboratories
- **October 2016:** Acquired Premier Research, a middle-market CRO
  - Premier acquired Regulatory Professionals in July 2018

Combined Healthcare Portfolio

Pharmaceuticals / Life Sciences

ALAVEN · Amber Ophthalmics · SAOL Therapeutics · SEBELA Pharmaceuticals Inc. · SENTYNL Therapeutics, Inc. · Vidara Therapeutics

Pharmaceutical Services

premier research

Medtech / Services

AEGIS · Catalytica · Vanguard Health Systems · Innovetive Petcare · Collagen Matrix

Avego Transaction History(1)

- **Sep 2020:** Sold Eyevance to Santen for $225mm
- **May 2018:** Sebela Pharmaceuticals acquired Braintree Laboratories, a leading gastroenterology-focused pharmaceuticals company
- **January 2017:** Sold Sentynl Therapeutics, maker of pain products for $171mm
- **March 2014:** Sold Vidara Therapeutics, a pharmaceutical company focused on rare / orphan diseases for $660mm
- **August 2010:** Sold Alaven Pharmaceuticals, maker of prescription and OTC pharmaceutical products for women's health, gastroenterological, and anemia conditions for $350mm

Metalmark's expertise in executing transactions coupled with Avego's deep industry knowledge creates a unique level of expertise in pursuing acquisition targets

1: Includes transactions that were executed by Avego members prior to Avego's formation.

[box] Co-owned by Metalmark and Avego

© 2021 Jasper Therapeutics, Inc.
CONFIDENTIAL 4

Amplitude Healthcare Acquisition: Management, Board of Directors, and Advisors

10 seasoned investors from Metalmark and Avego to work with Amplitude

Howard Hoffen - Chairman



- Founder, Chairman, and CEO at Metalmark
- Former Chairman and CEO at Morgan Stanley Capital Partners

Bala Venkataraman- CEO & Director



- Founding Partner at Avego
- Most recently Co-Founder & Executive Chairman at Vidara Therapeutics until its sale to Horizon Pharma

Vishal Kapoor - President



- Formerly CBO Iveric bio
- BD, Strategy, marketing and medical experience at NPS Pharma, Genentech & Pfizer

Kenneth Clifford - CFO



- Partner and CFO at Metalmark
- Former Managing Director and CFO at Morgan Stanley Capital Partners

Peter Dolan



Director

- Former CEO at Bristol-Myers Squibb, led acquisition of DuPont Pharmaceuticals
- Former Chairman and CEO at GeminX
- Former Chairman at Allied Minds

Ernest Mario



Director

- Chairman at Soleno Therapeutics
- Venture Partner with Pappas Ventures
- Director at Celgene Corporation
- Former CEO at Glaxo
- Former CEO at Alza Pharma
- Former Chairman and CEO at Reliant Pharmaceuticals

Glenn Reicin



Director

- CFO at Sigilon Therapeutics and formerly a Managing Director at Morgan Stanley
- President at Greyrock Biomedical Advisors

Fred Eshelman



Director

- Founder at Eshelman Ventures,
- Founder and former CEO at Pharmaceutical Product Development
- Founder at Furiex Pharmaceuticals
- Director at Eyenovia, Collective Biotherapy, and Asepticys

Virinder Nohria M.D., Ph.D

Advisor

- Chairman at Sebela Pharmaceuticals, Saol Therapeutics
- Former Director at Allergy Therapeutics, Promentis Pharmaceuticals, Horizon Therapeutics
- Founder and President at Vidara Therapeutics
- CMO at Alaven Pharmaceuticals and Xcel Pharmaceuticals
- Clinical Lead UCB and Eli Lilly

John Devane Ph.D

Advisor

- Director at Sebela Pharmaceuticals, Saol Therapeutics
- Former CEO and founder at AGI Therapeutics and AthPharma
- Former CSO at Vidara Therapeutics and Horizon Therapeutics
- EVP R&D at Elan Pharmaceuticals

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL 5

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL Jasper Expected Milestones • Q2 2021 – JSP191 AML/MDS Phase 1a top line 90 - day data • Q2 2021 – JSP191 AML/MDS open enrollment of Phase 1b expansion • Q4 2021 – JSP191 Autoimmune IND filing for Phase 1a pilot study • Q4 2021 – Engineered Stem Cell Platform in - vivo Proof - of - Concept • Q1 2022 – JSP191 Investigator Sponsored Studies preliminary data from Fanconi’s Anemia and Sickle Cell • 1H 2022 – JSP191 Gene Therapy first collaboration data • 1H 2022 – JSP191 AML/MDS expansion cohort top line data • 2H 2022 – JSP191 SCID Phase I/II complete study enrollment • Q4 2022 – JSP191 Autoimmune pilot study interim data • Q4 2022 – Engineered Stem Cell Platform first IND filing 6

CONFIDENTIAL © 2021 Jasper Therapeutics, Inc. PIPE Overview 7 Type of offering Private Investment in Public Equity (PIPE) Target Company Jasper Therapeutics, Inc. SPAC sponsor Amplitude Healthcare Acquisition Corp. Estimated size of offering $100mm Commitment from Jasper existing shareholders $25mm Commitment from Sponsors (Metalmark and Avego ) $25mm Pre - money valuation $275mm Use of proceeds To fund the continued clinical development of pipeline products, as well as for working capital and other general corporate purposes Lead PIPE Placement Agent and Capital Markets Advisor Credit Suisse Co - placement agents Cantor Fitzgerald, William Blair

CONFIDENTIAL © 2021 Jasper Therapeutics, Inc. De - SPAC Structure and Transaction Overview 8 Sources and uses ($mm) Pro forma ownership (shares in mm) Note: Promote vests 60% at close (1.5mm shares), 20% at $15 (0.5mm shares) and 20% at $18 (0.5mm shares). Three years to hit tri gger or on CoC above the strike price. (1) The amounts from the various sources of cash may change based on (i) the amount of Public Stockholder redemptions prior t o C losing, (ii) investor interest in the Acquisition and (iii) the then current markets for equity and debt financing. (2) Includes deferred IPO fees. (3) Assumes that PIPE is sold at $10.00 per share. (4) Includes $180m cash to company from PIPE investment and front end SPAC proceeds and $20m in existing cash. (5) Includes deferred underwriting fees. Pro forma valuation ($mm except per share items) Security Holders Shares Outstanding % of Outstanding Fully-Diluted Shares Fully-Diluted % Rollover equity shares for Company shareholders and holders of options and warrants (2) 27.5 56.1% 27.5 56.1% SPAC public shareholders 10.0 20.4% 10.0 20.4% PIPE (3) 10.0 20.4% 10.0 20.4% SPAC sponsor promote 1.5 3.1% 1.5 3.1% Total shares outstanding 49.0 100.0% 49.0 100.0% Share price $10.00 Pro-forma equity shares outstanding 49.0 Equity value Less: Pro-forma cash (4) $200.0 Enterprise Value $290.0 $490.0 (5)

Jasper Therapeutics Highlights: Science Based on Hematopoietic Stem Cells and Their Biology

Jasper THERAPEUTICS INC.

JSP191: first-in-class anti-CD117 mAb conditioning agent	Initial safety and efficacy in SCID (Severe combined immunodeficiency), AML (Acute myeloid leukemia) and MDS (Myelodysplastic syndromes) transplant patients Multiple data read outs in next 12-18 months including AML Ph2 Pursuing additional indications including autoimmune disease and gene therapies
Novel Hematopoietic Stem Cell Engineering Platform	Platform of cell engineered programs to increase the cure rate of allogeneic and gene therapy grafts as well as improve their safety Multiple in-vitro and in-vivo proof of concept data in 2021 & 2022, target Q4 2022 IND
Validating Academic and Corporate Partnerships	Corporate: Graphite Bio (Gene Therapy) and Zai Labs (CD47) collaborations Academic: Sickle Cell Disease (NIH) & Fanconi Anemia (Stanford) studies
Seasoned Management Team Leading Investors	Backed by Abingworth, Qiming, Surveyor/ Citadel, Roche Ventures Research endorsed and supported by $24M CIRM[(1)] grants Management with extensive track records and recognized HSC scientists

(1) California Institute for Regenerative Medicine.

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL
9

Management Team and Scientific Advisory Board: Drug Development & Company Building Track Record and Experts in the Field

Jasper Therapeutics Inc.

MANAGEMENT

William Lis, Executive Chair & CEO	Portola, Johnson & Johnson, COR
Kevin N. Heller, Executive Vice President, Research and Development	NextCure, Incyte, AstraZeneca, Bristol-Myers Squibb
Jeet Mahal, Chief Financial Officer	Portola, Guidepost, Johnson & Johnson, COR
Carol Zoltowski, Senior Vice President Regulatory & Quality	ascendis pharma, Allergan, Actelion
Craig Burns, Vice President Program Management	Sanofi, AHIP, NextCure, MedImmune
Janet Hurt, Vice President Clinical Operations	Denali, Onyx, pharmacyclics, XenoPort
Luca DiNoto, Vice President Technical Operations	Portola, Amgen, Alexion, NIH
Wendy Pang, Vice President, Research & Translational Medicine	Harvard University, Stanford University

SCIENTIFIC ADVISORY BOARD

Judith Shizuru (Chair), Co-founder, Professor of Medicine and Pediatrics	Stanford University
Fredrick Appelbaum, Exec Vice President and Deputy Director	Fred Hutch
Lori Kunkel, Independent Director	Loxo, Tocagen, pharmacyclics
Harry Malech, Chief Genetic Immunotherapy Section NIAID	NIH National Institute of Allergy and Infectious Diseases
Jeff Ravetch, Professor Molecular Genetics and Immunology	Rockefeller University
Arthur Weiss, Professor, Departments of Medicine, Microbiology and Immunology; Investigator Howard Hughes Medical Institute	UCSF

© 2021 Jasper Therapeutics, Inc.
CONFIDENTIAL 10

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL Unmet Medical Need: Hematopoietic Stem Cell Transplants (HSCT) Most Powerful Form of Disease Cure, Yet Remain Underutilized 11 Jasper Therapeutics could exponentially expand the eligible patient population for both allogeneic and autologous gene edited hematopoietic stem cell therapy Only a minority of patients receive a transplant Those who do not receive a transplant are left with life threatening disease Limitations of Conditioning (prepare patient’s bone marrow) • Old SOC agents are genotoxic • Major Toxicities and AEs: – Treatment related Cancer – Veno - occlusive Disease – Bacteremia – Pulmonary Fibrosis – Infertility • Mortality Risk • Hospitalization in isolation Limitations of Transplant Grafts • Clinical Relapse • Failed or Poor Engraftment • Graft vs. Host Disease (GvHD) • Long - term Immunosuppression

Jasper's Science is Focused on the Stem Cell, Targeting Stem Cell Factor Receptor & Expanding to Novel Cell Engineering

JSP191 Anti-CD117 Antibody to Address Conditioning Limitations

JSP191 Blocks SCF Binding to CD117

Empty BM Niche

Donor or Gene-Corrected HSC Home to BM Niche



SCF
JSP191
Stroma Cells
Stroma Cells
Stroma Cells

- Stem Cell Factor (SCF) / Stem Cell Factor Receptor (CD117) interaction required for stem cell survival
- JSP191 blocks SCF signaling leading to patient stem cell depletion from the bone marrow
- Allows for healthy donor stem cell engraftment

CELLULAR ENGINEERING to Address Limitations of Transplant Grafts



eHSC

- Jasper mRNA / DNA cell engineering to improve donor stem cell engraftment
- Removes need for donor T-cells in graft and eliminates risk of GvHD
- Expanding cures amongst patients living with devastating diseases

© 2021 Jasper Therapeutics, Inc.

CONFIDENTIAL

12

CONFIDENTIAL © 2021 Jasper Therapeutics, Inc. Jasper’s Expanding Pipeline 13 PROGRAM RESEARCH IND - ENABLING CLINICAL COMMERCIAL JSP191 CONDITIONING AML/ MDS SCID Autoimmune (Lupus, MS, Scleroderma) Fanconi’s Anemia Sickle Cell Disease Gene Therapy (X - SCID) Jasper eHSC GRAFTS Thalassemias Sickle Cell Disease Autoimmune Diseases

Unique and Differentiated JSP191 Properties Compared to All Other CD117 Antibodies

JSP191

Blocks SCF Binding to CD117 Receptor



SCF
CD117

Inhibition of Stem Cell Survival Signal

Targeted Stem Cell Depletion

Toxic Payload

Binds to all CD117 Expressing Cells



No CD117 Signal Inhibition

Toxin Internalized on Mast Cells, Germ Cells, Melanocytes, etc.

Only anti-CD117 antibody that inhibits stem cell factor survival signal resulting in targeted depletion

- Only JSP191 shows in-vivo single agent depletion
- JSP191 SCF signal inhibition sensitizes stem cells for synergistic combination therapy (radiation, 5-azacytidine, CD47)

Only JSP191 is aglycosylated and designed to remove all effector cell function and mast cell activation

- No mast cell related anaphylaxis
- No reported treatment related SAEs

No toxic payload that may lead to off-target effects based on normal CD117 expression

- CD117 also expressed on mast cells, germ cells, Cajal (GI) cells, melanocytes

© 2021 Jasper Therapeutics, Inc.
CONFIDENTIAL 14

JSP191's First Clinical POC in Ultra Orphan Indication, Severe Combined Immunodeficiency (SCID)

Jasper THERAPEUTICS INC.

SCID is a lethal genetic immune disorder. HCT is the only proven cure, without it most infants die before the age of two years.

Jasper SCID Clinical Trial

Single Arm Trial Design

SCID patients
- Re-transplant
- Newly diagnosed (infants)



JSP191
HCT
-10
0
Efficacy Assessments
(Chimerism, T cells, Immune Function)

JSP191 Safe and Well Tolerated

- 12 re-transplant patients (*ages 3 – 37 years old*)
- 2 newly diagnosed/first transplant (*ages 3 and 6 months old*)
- No treatment related SAE
- No myelosuppression
- FDA amendment to transition 191 to outpatient therapy

Newly Diagnosed SCID Subject – Immune Reconstitution and T Cell Function
(6 month old infant – no treatment related AEs)



Subject 0011 CD19+ B cells
Absolute counts/uL blood
40
20
0
-57
0
4
8
12
18
24
36
Transplant day
weeks post HCT
Subject 0011 CD8 T cells
400
300
200
100
0
CD8 Total
CD8 Naive
CD8 memory
Subject 0011 CD4 T Cell
2000
1500
1000
500
CD4 Total
CD4 Naive
CD4 memory
CD4 RTE



T cell Function: Maximum proliferation as a % of CD3+ cells in response to PHA
Normal >58.5%
0.5%
86.7%
81.3%
78.1%
Pre-HCT
Week 12
Week 24
Week 36

From Agarwal et al, TCT 2021

© 2021 Jasper Therapeutics, Inc.

CONFIDENTIAL

15

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL JSP191 Conditioning in SCID HCT Demonstrates Durable Naive T - cell Production and Immune System Reconstitution 16 Naïve CD4 T cell production post - cell infusion A. No Conditioning (Matched Cohort Patient) B. JSP191 Conditioning *85 /µL *Expected Level for Clinical Benefit Weeks Post Boost 0 4 8 12 18 24 29 36 52 78 104 115

JSP191 is Advancing in AML and MDS, a Large Opportunity for Curative HCT with Non-Toxic Conditioning


Normal Blood
Leukemia
Platelets
Monocyte
Erythrocyte
Lymphocyte
Neutrophil
Abnormal Proliferation

AML/MDS Disease Overview

AML and MDS are clonal myeloid malignancies and diseases of elderly with high mortality

HCT is a SOC curative procedure: ~11,000 G7 HCTs in 2019, but up 30,000 could be eligible

Jasper JSP191 strategy:

- Synergistic combination with low dose radiation
- Start with elderly patients not eligible for HCT for expedited development path
- Expand HCT use broadly in AML/MDS

"MDS is curable by transplant, but only few go through the transplant"- Leading Academic KOL

© 2021 Jasper Therapeutics, Inc.
CONFIDENTIAL 17

JSP191 AML/ MDS Study: Ongoing Study in MRD Positive Patients Not Eligible for Full Myeloablative Conditioning

Jasper THERAPEUTICS INC.

MRD Positive AML/MDS Patients Not Eligible for Standard Myeloablative Regimens (HCT-CI >2)

DOSE FINDING

Subjects with AML/MDS (n=6) not eligible for standard myeloablative regimens

JSP191 0.6mg/kg in combination with low dose radiation and fludarabine

Assessment of Activity:
- Neutrophil engraftment
- CD15+ chimerism
- MRD status

DOSE EXPANSION

COHORT	PRIMARY OBJECTIVE	EFFICACY ENDPOINTS
AML/MDS <5% blasts (in CR) MRD positive	**MRD negative**	Neutrophil Recovery CD15+ Chimerism MRD markers
MDS w/ 5-20% blasts	**Complete Response**	Neutrophil Recovery CD15+ Chimerism MRD markers
AML with Active Disease	**Complete Response**	Neutrophil Recovery CD15+ Chimerism MRD markers

ClinicalTrials.gov NCT04429191

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL
18

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL MDS/AML: Neutropenia Followed by Donor Cell Engraftment Suggests Successful Myeloablation Using JSP191/TBI/Flu Combination 0 28 56 90 0 10 70 80 90 100 Days after HCT % D o n o r d e r i v e d i n P B M C Total Blood Chimerism 0 28 56 90 0 20 40 60 80 100 Days after HCT % D o n o r d e r i v e d i n C D 3 + c e l l s T Cell Chimerism 0 28 56 90 0 10 70 80 90 100 Days after HCT % D o n o r d e r i v e d i n C D 1 5 + c e l l s Myeloid Chimerism 0 28 56 90 0 10 70 80 90 100 Days after HCT % D o n o r d e r i v e d i n C D 5 6 + c e l l s NK Cell chimerism A B C D Subject 003 Subject 004 Subject 005 Subject 009 Subject 010 Subject 011 0 0 . 5 1 1 . 5 2 2 . 5 3 3 . 5 4 4 . 5 5 - 2 0 - 1 0 0 1 0 2 0 3 0 4 0 5 0 6 0 A N C ( k / u L ) T i m e R e l a v e t o T r a n s p l a n t D a y 0 A b s o l u t e N e u t r o p h i l C o u n t ( A N C ) 0 0 0 3 0 0 0 4 0 0 0 5 0 0 0 9 0 0 1 0 0 0 1 1 A N C 0 . 5 k / u L

CONFIDENTIAL: JSP191 Conditioning Leads to Successful Transplant and Conversion to MRD Negative Status/ MRD Reduction in First AML & MDS Patients

Jasper Therapeutics Inc.

MRD Positive AML/MDS Patients Not Eligible for Standard Myeloablative Regimens (HCT-CI >2)

TCT 2021 Late Breaking Presentation

Age / Sex	Diagnosis	MRD Status at Baseline	Neutrophil Engraftment	Chimerism Day 28 (CD15)	MRD at Day 28	MRD at Day 90
74yr F	AML	Positive	Day 23	98%	Reduced	Negative
70yr M	MDS	Positive	Day 22	100%	Negative	Negative
68yr M	MDS	Positive	Day 26	100%	Negative	Negative
74yr M	MDS	Positive	Day 23	99%	Negative	Negative
65yr M	AML	Positive	Day 22	97%	Reduced	On Study
69yr M	AML	Positive	Day 19	94%	Reduced	On Study

No treatment related SAEs

© 2021 Jasper Therapeutics, Inc.
CONFIDENTIAL 20

Expected Full Donor Chimerism With TBI/Flu Alone is ~60% and Lack of Full Donor Chimerism is Associated with Poor Survival

200 cGy TBI + Flu Alone


Total Donor Chimerism
N = 81
38%
62%
Without full chimerism
Full chimerism

62% of patients demonstrated full chimerism after conditioning with 2 Gy TBI/Flu


c
1.0
0.8
0.6
0.4
0.2
0.0
Overall survival
Full Chimerism
A. chimerisms
B. chimerisms
Without Full Chimerism
0
1
2
3
Years since HSCT

1 Eggimann L, Girsberger S, Halter J, et al. Kinetics of peripheral blood chimerism for surveillance of patients with leukemia and chronic myeloid malignancies after reduced-intensity conditioning allogeneic hematopoietic SCT. *Bone Marrow Transplant*. 2015;50(5):743-745.

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL 21

JSP191 MDS/AML Paths to Regulatory Approvals

JSP191/Flu/TBI
Single Arm Trial

AML or MDS
Active Disease (NOT in CR)
Not eligible for HCT

Single arm study (n ~ 50)

JSP191 + Flu/TBI vs. Palliative care (historical control)

Achieve ≥25% CR

Trial could open in 2022

JSP191/Flu/TBI vs. Flu/TBI
Superiority Trial

AML or MDS
CR and MRD positive
Not eligible for MAC

Randomized 2-arm (n ~ 200)

JSP191 + Flu/TBI vs. Flu/TBI

Flu/TBI Alone	
90-day Chimerism	62%
1-yr RFS	38%
3-yr NRM	30-40%

Trial could open in 2022

Eggimann L, et al. 2015

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL 22

JSP191 Autoimmune Study: A Study in Patients with Severe Autoimmune Diseases

Jasper THERAPEUTICS INC.

JSP191 in combination with a reduced intensity conditioning regimen for allo-HCT

SAFETY RUN-IN

Eligible subjects with severe autoimmune diseases:
Systemic Lupus Erythematosus (SLE)
Multiple Sclerosis (MS)
Systemic Scleroderma (SSc)



JSP191
0.6mg/kg
RIC*
HCT
Efficacy Assessments
-12
0

* Low dose serotherapy +TBI

DOSE EXPANSION

COHORT	PRIMARY OBJECTIVE	EFFICACY ENDPOINTS
SLE	**Safety** **Engraftment**	Neutrophil Recovery CD15+ Chimerism
MS	**Safety** **Engraftment**	Neutrophil Recovery CD15+ Chimerism
SSc	**Safety** **Engraftment**	Neutrophil Recovery CD15+ Chimerism

Pilot Study Initiation Targeted for 2H of 2021

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL
23

JSP191 Targets a Large Addressable Market Across Multiple Diseases Treated by Stem Cell Transplant

Allo-HCT for Heme Malignancies	Allo-HCT for Non-Malignant Disease	Autologous Gene Therapy	Severe / Refractory Autoimmune
TRANSPLANTS ~17,000 CURRENT ~40,000 ADDRESSABLE	TRANSPLANTS ~3,000 CURRENT ~6,000 ADDRESSABLE	TRANSPLANTS <100 CURRENT ~10,000 ADDRESSABLE	TRANSPLANTS ~1,000 CURRENT ~25,000 ADDRESSABLE
~$2B MARKET	~$300M MARKET	~$500M MARKET	~$1.3B MARKET

Effective and Safe Conditioning Can Grow Allogeneic & Gene Therapy Transplant Market from ~20,000 to over 80,000

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL
24

CONFIDENTIAL © 2021 Jasper Therapeutics, Inc. Jasper Engineered Hematopoietic Stem Cells ( eHSC ) Platform: Unlocking the Potential of Stem Cells Jasper eHSCs mRNA Engineering Replete / Modified Grafts Patient stem cells Unmodified donor stem cells Engineered stem cells UNMODIFIED DONOR STEM CELLS ENGINEERED STEM CELLS • T - cells / Other Immune Cells Required for Robust Engraftment • Donor T - cells lead to GvHD & Requirement for Immune Suppression • Allows for pure stem cell grafts • Faster and higher level of engraftment in both allo and auto gene - therapy • No immune suppression or GvHD eHSC HSC Non - engineered Transplant: Engineered Stem Cell Transplant: PATIENT BONE MARROW PATIENT BONE MARROW 25

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL Jasper eHSCs : Addition of a Single Designer Receptor Can Confer Significant Advantage to Curative Stem Cells 26 1. CD117 manipulation to convey an intrinsic proliferative advantage 2. CD117 manipulation to enable resistance to JSP191 conditioning 3. New Properties (i.e., survival advantage) ANTIBODIES PATIENT STEM CELLS ENGINEERED STEM CELLS Lead screening: Additional products are being developed to reprogram HSCs with greater engraftment and higher cure rates Lead optimization: Three lead options in development

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL 1. CD117 manipulation to convey an intrinsic proliferative advantage Proof of Concept: JSP - 502 Reprograms Cells to SCF Independence and Faster Growth than CD117 Dependent Cells Clinical Hypothesis: JSP - 502 Engineered HSCs Will Outcompete Normal HSCs 0.00 0.05 0.10 0.15 0.1 1 10 100 1000 SCF Concentration (ng/mL) JSP - 502 CD117 (WT) Control 27 JSP - 502 and CD117 in BaF3 model Proliferation (OD 595)

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL 2. CD117 manipulation to enable resistance to JSP191 conditioning Transient RNA expression enables JSP191 resistance Proof of Concept: JSP - 502 Reprogrammed Cells are Resistant to JSP191 Inhibition Clinical Hypothesis: JSP - 502 Engineered HSCs Can Be Given Together With JSP191 Conditioning 0.00 0.05 0.10 0.15 100 1 0.1 10 1000 SCF Concentration (ng/mL) Proliferation (OD 595) JSP - 502 CD117 (WT) Control 28 JSP - 502 Plus JSP191 in BaF3 model

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL Viability & Efficiency mRNA Insertion into CD34+ Stem Cells with Efficiency and Viability 29 78% 22% Viability 98% 2% Efficiency Next Steps mRNA Insertion GFP mRNA inserted into HSCs via electroporation • In vitro functional assays pending to evaluate health and preservation of stem cell functions • Exploring additional methods of mRNA delivery: o Lipid Nanoparticles (LNPs) o N

eHSCs Aim to be Broadly Applicable Across Patient Populations with Unmet Need and Large Addressable Markets

Allo-HCT for non-malignant heme

- ✓ Improved safety
- ✓ Improved engraftment
- ✓ Greater cures

TRANSPLANTS
~3,000 CURRENT
~6,000 ADDRESSABLE

~$1.5B MARKET

Auto gene therapy for beta-thal + SCD

- ✓ Synergy with gene therapy
- ✓ Improved safety & efficacy
- ✓ Greater cures

TRANSPLANTS
<100 CURRENT
~10,000 ADDRESSABLE

~$2.5B MARKET

Severe / refractory autoimmune

- ✓ Transformative safety & efficacy vs. DMARDs
- ✓ Enable cures for Millions

TRANSPLANTS
~1,000 CURRENT
~25,000 ADDRESSABLE

~$6B MARKET

Solid organ transplant tolerance

- ✓ Improved safety & engraftment
- ✓ Eliminate lifelong immuno-suppression

~10,000 CURRENT Living Donor Kidney Transplants
~10,000 ADDRESSABLE

~$2.5B MARKET

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL
30

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL Jasper Expected Milestones • Q2 2021 – JSP191 AML/MDS Phase 1a top line 90 - day data • Q2 2021 – JSP191 AML/MDS open enrollment of Phase 1b expansion • Q4 2021 – JSP191 Autoimmune IND filing for Phase 1a pilot study • Q4 2021 – Engineered Stem Cell Platform in - vivo Proof - of - Concept • Q1 2022 – JSP191 Investigator Sponsored Studies preliminary data from Fanconi’s Anemia and Sickle Cell • 1H 2022 – JSP191 Gene Therapy first collaboration data • 1H 2022 – JSP191 AML/MDS expansion cohort top line data • 2H 2022 – JSP191 SCID Phase I/II complete study enrollment • Q4 2022 – JSP191 Autoimmune pilot study interim data • Q4 2022 – Engineered Stem Cell Platform first IND filing 31

CONFIDENTIAL Appendix April 2021

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL JSP191 HCT Conditioning Poised to Transform HCT to Cure Severe Autoimmune Diseases 33 JSP191 + Modified Graft LUPUS 15,000 + SCLERODERMA 50,000+ MS 50,000+ Disease Modification vs. DMARDs Pilot Study Initiation Targeted for 2H of 2021 JSP191 therapy has potential to achieve the efficacy of auto - HCT without the toxicity that prohibits its use. Stem Cell Transplant (Autologous) in Multiple Sclerosis Severe Autoimmune Diseases Population (G7)

Hematopoietic Stem Cell Transplantation is a Multi-Step Procedure Resulting in Curative Cellular Replacement

Jasper THERAPEUTICS INC.

Stem Cells Harvested from PATIENT or DONOR

Allogeneic



Donor Transplant

Autologous Gene Therapy



Gene-modified self transplant

Patient **Conditioning** Before Transplant



- Conditioning with radiation and chemotherapy is required to prepare the bone marrow to accept new donor cells

Healthy Donor or **Gene Therapy** Stem Cells **Transplanted** into Patient



- *Cures for:*
  - AML/ MDS
  - SCID
  - Severe Autoimmune Diseases
  - Sickle Cell Disease
  - Many other diseases

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL
34

CONFIDENTIAL © 2021 Jasper Therapeutics, Inc. Toxic Conditioning Regimens is an Obstacle for Transplant: Jasper is Developing a Safer Alternative 35 Conditioning with radiation and chemotherapy is required to prepare the body to accept new donor cells Toxicities include damage to collateral organs in patients who are often in a weakened state due to prior treatments, leading to prolonged hospitalizations and poor outcomes JSP191 Selectively Targets HSCs: An Alternative to Toxic Conditioning Regimens Marrow ablation by chemotherapy or radiation therapy causes cell damage or death to other patient cells Using an antibody to stem cell antigen will limit extramedullary tissue damage seen with conventional genotoxic conditioning Current Transplant Conditioning Removes HSCs Through Highly Toxic Regimens Empty Marrow Space No Tissue Injury Patient’s HSC HSC Death or Damage Patient’s Other Cells Normal Healthy Cells Cell Damage No Cell Damage Antibody to Stem Cell Antigen Tissue Injury and risk of secondary malignancies Patient’s HSC HSC Death or Damage Patient’s Other Cells Cell Death or Damage DNA Damage DNA Damage Chemotheraphy , e.g., Busulfan , OR Radiation Therapy Empty Marrow Space

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL Busulfan is Carcinogenic Via Direct Nucleoside Alkylation and Broadly Toxic Across Multiple Organ Systems Alkylating agents (e.g., busulfan, melphalan) cause random DNA damage throughout the genome • During the DNA repair process, there is frequent misrepair of DNA damage caused by alkylating agents, leading to mutations throughout the genome When mutation(s) occur and accumulate in HSCs, which self - renew, then they can eventually cause secondary MDS/AML • Recipient HSCs are not completely eradicated with myeloablative conditioning, so these HSCs are the reservoir for the mutations caused by chemotherapy or radiation Busulfan causes other substantial toxicities in lung, liver, reproductive, adrenal organs often leading to long post - transplant hospitalizations and long - term effects 36 Kim, et al., Cancer Drug Discovery. 2016 Busulfan Direct Alkylation

CONFIDENTIAL © 2021 Jasper Therapeutics, Inc. Different Clinical Settings May Require Different Levels of Chimerism for Therapeutic Benefit 37 Donor Chimerism SCID ~5% ß - thalassemia >10% Autoimmune Disease and Tolerance >60% AML,MDS, ALL >95% + Disease Eradication 100% 50% 0% SCD > 4 - 20% Fitzhugh CD. et al; Blood 130: 1946, 2017

JSP191 Preclinical POC as Single Agent for HSC Depletion: JSP191 Causes Robust And Transient Depletion Of BM HSC in Non-Human Primates

Jasper THERAPEUTICS INC.

blood

Anti-human CD117 antibody-mediated bone marrow niche clearance in non-human primates and humanized NSG mice

HyeSook Kwon, Aaron C. Logan, Akanksha Chhabra, Wendy W. Pang, Agnieszka Czechowicz, Keri Tate, Alan Le, Jessica Poyser, Roger Hollis, Benjamin V. Kelly, Donald B. Kohn, Irving L. Weissman, Susan S. Prohaska and Judith A. Shizuru

HSC depletion in four NHP

JSP191 Dose	HSC depletion at Day 10	
0.1mg/kg	#1	94%
	#2	86%
1mg/kg	#3	78%
	#4	97%

Transient HSC depletion at Day 10 from one representative NHP*


Day 0
Day 10
Day 42
0.260
0.025
0.356
CD34
CD90

*1mg/kg of JSP191

Reduced Hematpoietic Stem Cells

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL
38

CONFIDENTIAL © 2021 Jasper Therapeutics, Inc. Other Anti - CD117 Antibodies Do Not Deplete HSCs From the Bone Marrow as a Single Agent In - Vivo 39 Control Magro - limab Anti - CD117 (FSI - 174) 0.3 1 3 Percent Change in HSC Frequency Percent Change in HSC Frequency MGTA - 117 Naked Anti - CD117 FSI - 174 Single Agent (NHP) Boltano , et al., EBMT 2020 Marjon , et al., ASH 2019 No HSC effect in - vitro or in - vivo No significant depletion vs. PBS control in NHP study

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL JSP191 Validated in Multiple Disease Models Where HSC is Standard Curative Therapy 40 Demonstrated robust pre - clinical data in multiple models of transplant and disease • Disease: SCID, AML, MDS, Sickle Cell • Transplant: Mouse, Non - human primate Consistent JSP191 stem cell depletion followed by successful transplant and disease modification • JSP191 alone and various combinations Benign safety profile supporting use in infants, elderly and other fragile populations Severe combined immunodeficiency (SCID) Hematologic Cancers (AML, MDS) Sickle Cell Disease

CONFIDENTIAL © 2021 Jasper Therapeutics, Inc. 41 JSP191 Targets and Depletes Disease Initiating Stem Cells in MDS/AML Anti - CD117 antibody depletes normal and myelodysplastic syndrome human hematopoietic stem cells in xenografted mice Wendy W. Pang, Agnieszka Czechowicz , Aaron C. Logan, Rashmi Bhardwaj, Jessica Poyser , Christopher Y. Park, Irving L. Weissman and Judith A. Shizuru Normal blood formation Depletes MDS stem cells Normal stem cell engraftment

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL Anti - CD117 Validated in Multiple Disease Models Where HSC is Standard Curative Therapy 42 Severe combined immunodeficiency (SCID) Hematologic Cancers (AML, MDS) Sickle Cell Disease Anti - CD117 Depletes MDS HSC and Synergizes With Low Dose Radiation To Increase Chimerism (Allogeneic MDS Mouse Model) 0 20 40 60 80 100 % D o n o r Anti - CD117 Low Dose Radiation Anit - CD117 + Radiation Anti - CD117 + Serotherapy + Radiation >95% chimerism HSC Depletion in MDS Mouse Model HSC Chimerism Weeks % Donor Myeloid Chimerism

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL Anti - CD117 Validated in Multiple Disease Models Where HSC is Standard Curative Therapy 43 Anti - CD117 conditioning + transplant leads to normalization of hemoglobin in sickle cell model Myeloid Chimerism Hemoglobin 0 10 20 30 40 50 % D o n o r M a c 1 + G r 1 + 8wk Myeloid Donor (blood) 200ug ACK2 + 200cGy TBI +aCD4/8 (300ug IPx3) 200ug ACK2 + 200cGy TBI +aCD4/8 (300ug IPx3) + transfusion 300ug ACK2 + 200cGy TBI + aCD4/8 (300ug IPx3) 300ug ACK2 + 200cGy TBI + aCD4/8 (300ug IPx3) + transfusion CONTROL Anti - CD117 + Transplant Severe combined immunodeficiency (SCID) Hematologic Cancers (AML, MDS) Sickle Cell Disease

CONFIDENTIAL © 2021 Jasper Therapeutics, Inc. CONFIDENTIAL Anti - CD117 Ab Unique MOA: Synergy With Low Dose Radiation To Allow Engraftment Equivalent to High Dose Radiation 44 Chhabra et al. Sci Transl Med 8:351, 2016/ Poyser , unpublished Radiation only Anti - CD117 + Low Dose Radiation Stem Cell Bone Marrow Niche

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL Anti - CD117 Validated in Multiple Disease Models Where HSC is Standard Curative Therapy 45 Anti - CD117 + 5 - Aza Enables HSC E ngraftment in Inflamed Sickle Cell Model Severe combined immunodeficiency (SCID) Hematologic Cancers (AML, MDS) Sickle Cell Disease

CONFIDENTIAL © 2021 Jasper Therapeutics, Inc. JSP191 + 5 - Azacytidine Combination For Deep Non - Radiation Based Outpatient Conditioning 46 ▪ New data showing synergistic effect of SCF blockade + 5 - azacytidine on stem cell engraftment (Stanford) ▪ Widely available Sub - q / IV generic currently used to treat MDS ▪ JSP191 + Single cycle of 5 - aza expected to be safe outpatient conditioning ▪ Expected combination dose of 0.3 - 0.6mg/kg JSP191 + 5 - aza 75 mg/m 2 for 5 - 7 days CD117 blockade + 5 - Aza Synergistic Effect on Congenic Stem Cell Engraftment in Immune Competent Mice CONFIDENTIAL

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL JSP191 SCID Study Safety and Tolerability Leading to FDA Amendment Allowing for Outpatient Study • No significant infusional toxicities observed • No antibody related toxicity • No myelosuppression • Re - transplant p atients can be discharged 48 hrs after JSP191 administration , and followed as outpatient , including day of donor cell infusion 47 System Organ Class Preferred Term Total Number of Events by Dose Group JSP 191 0.1 mg/kg JSP 191 0.3 mg/kg JSP 191 1.0 mg/kg Total General disorders and administration site conditions Pyrexia 2 0 0 2 Infections and infestations Bacteraemia 1 0 0 1 Cellulitis staphylococcal 1 0 0 1 Intestinal sepsis 1 0 0 1 Pneumonia 0 0 1 1 Metabolism and nutrition disorders Hypocalcaemia 1 0 0 1

JSP191 Could Expand Use Curative Transplant in AML / MDS by Delivering a Less Toxic, Efficacious Conditioning Regimen

- Due to toxicities, full dose conditioning is reserved for younger and more fit patients
- Older (>60yrs) or sicker patients receive reduced dose conditioning or no transplant
- Reduced dose conditioning has higher rates of relapse (51% vs 28%, p=0.02) and lower 5-year survival (34% vs 53%, p=0.02)



Disease Free Survival
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
5
6
7
Years Post HCT
High dose
Low dose
p = 0.02
JSP191 efficacy of high-dose busulfan without the toxicity that limits its use.

Full (high) dose = 12.8 mg/kg Busulfan + 40 mg/m^2 Fludarabine

Reduced (low) dose = 6.4 mg/kg Busulfan + 40 mg/m^2 Fludarabine

Ann Hematol (2015) 94:1033–1041

© 2021 Jasper Therapeutics, Inc.

CONFIDENTIAL

48

Successful Conversion to MRD Negative Status Post-Allogeneic Transplant Correlates with Longer Survival in MDS Patients

- Post-transplant survival / relapse is predicted by measurement of residual disease (MRD)
- Patients with MRD mutation frequency of >0.5% at 30 days post-transplant have significantly higher risk of progression (53.1% vs. 13.0%, p<0.0001) and lower 1-year rate of progression free survival (31.3% vs 59.3%, p=0.005)
- MRD is an acceptable endpoint for potential FDA Accelerated Approval

Progression Free Survival of MDS Patients Post Stem Cell Transplant



P=0.006 by proportional-hazards chi-square test
Patients Who Survived without Progression (%)
100
90
80
70
60
50
40
30
20
10
0
Day 30 (–), RIC
Day 30 (+), MAC
Day 30 (–), MAC
Day 30 (+), RIC
MRD positive w/ VAF ≥ 0.5%
0
6
12
18
24
30
36
42
48
54
60
66
72
78
84
90
96
Months to Disease Progression or Death

NEJM 2018; 379:1028-41

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL 49

MDS/AML Subject Demographics (detailed)

Subject Number	Age Sex	Diagnosis	Prior Therapy for MDS or AML	Med History	Donor
003	74F	T-AML	Azacitidine/ Venetoclax	• Breast Cancer with recurrence treated with Chemotherapy and Radiation therapy • Hypothyroidism • Osteopenia • Depression/anxiety • Arrythmias (treated with propranolol) • MPN (JAK2+)	Matched unrelated
004	70M	MDS	Erythropoietin	• Pre-diabetic • Hypertension	Matched related
005	68M	MDS	Azacitidine	• Atrial Fibrillation • Hypertension • Hypertrophic Cardiomyopathy • Supraventricular tachycardia	Matched unrelated
009	74M	MDS	None	• Umbilical hernia repair • No significant PMx	Matched unrelated
010	65M	AML + FLT3	Idarubicin/ Midostaurin Azacitidine/ Venetoclax	• Type-2 Diabetes • Peripheral neuropathy • Hyperlipidemia • Hypertension	Matched unrelated
011	69M	AML	Cytarabine/ Daunorubicin (7+3) Cytarabine/ Daunorubicin (5+2)	• Type-2 Diabetes • Hypertension • Diverticulitis	Matched related

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL
 Muffly et al, TCT2021 Late Breaking abstract (#LBA5) 50

CONFIDENTIAL © 2021 Jasper Therapeutics, Inc. JSP191 PK at 0.6 mg/kg was Observed to be Consistent Among AML/MDS Subjects (N = 6) 51 71.0 hours Observed half - life 10 - 12 days Clearance time to donor graft infusion Muffly et al, TCT2021 Late Breaking abstract (#LBA5)

CONFIDENTIAL © 2021 Jasper Therapeutics, Inc. JSP191 AML/ MDS Neutrophil Recovery 52 Subject Number Screening ANC 1 (k/ uL ) 0003 0.1 0004 0.5 0005 0.07 0009 2.93 0010 1.2 0011 4.14 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 5 -20 -10 0 10 20 30 40 50 60 ANC (k/uL) Time Relative to Transplant Day 0 Absolute Neutrophil Count (ANC) 0003 0004 0005 0009 0010 0011 1 Screening values at baseline, prior to administration of JSP191

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL JSP191 AML / MDS Study Chimerism to 90days 53 Table data reflected in graphs: A : Total cell chimerism, B: CD15+ Myeloid Cell Chimerism, C: CD3+ T Cell Chimerism, D: CD56 NK Cell Chimerism. Subject Number Donor Chimerism at TD+28 Donor Chimerism at TD+56 Donor Chimerism at TD+90 Total CD15 CD3 CD56 Total CD15 CD3 CD56 Total CD15 CD3 CD56 003 97% 98% 72% 97% 96% 99% 64% 98% 96% 100% 80% 97% 004 95% 100% 71% 77% 97% 99% 73% 83% 95% 98% 69% 87% 005 81% 100% 33% 94% 96% 100% 40% 99% 98% 100% 52% 99% 009 86% 99% 9% 78% 86% 99% 11% 85% 87% 97% 10% 87% 010 91% 97% 40% 86% 96% 100% 65% 94% Subject still on study 011 90% 94% 60% 90% Subject still on study – assessments TBD

MDS/AML: Elimination of MRD Suggests Successful Targeting of Diseased Stem Cells using JSP191/TBI/Flu (Biomarker for Positive Outcomes)

Subject Number	MRD at Screening	MRD at TD+28	MRD at TD+56	MRD at TD+90
	NGS, Flow, or Cyto	NGS, Flow, or Cyto	NGS, Flow, or Cyto	NGS, Flow, or Cyto
003 – T-AML	DNMT3A (VAF: 4.7%)	DNMT3A (VAF: 0.3%)	DNMT3A (VAF: 0.4%)	NEG
	RUNX1 (VAF: 1.7%)	RUNX1 (VAF: 0.3%)	RUNX1 (VAF: 0.3%)	NEG
	PTPN11 (VAF: 0.7%)	NEG	NEG	NEG
004 - MDS	ASXL1 (VAF: 0.3%)	NEG	ND	NEG
	PTPN11 (VAF: 0.4%)	NEG	ND	NEG
	Del(20q)	NEG	ND	NEG
005 - MDS	DNMT3A (VAF: 25.2%)	NEG	ND	NEG
	SRSF2 (VAF: 0.3%)	NEG	ND	NEG
	Flow 3.1%	NEG	ND	NEG
009 - MDS	Complex Cytogenetics	QNS	NEG	NEG
	Flow 0.7%	NEG	NEG	NEG
010 – AML + FLT3	ASXL1 (VAF: 1.5%)	NEG	NEG / RUNX1 (0.3%)	*Subject still on study – assessments TBD*
	KMT2A duplication	KMT2A duplication	KMT2A duplication	
011 - AML	SRSF2 (VAF: 14.6%)	*SRSF2 (VAF: 0.69%)*	*Subject still on study – assessments TBD*	

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL 54

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL JSP191 Total Donor Chimerism at Day 90 vs. TBI/Flu Alone 55 JSP191 + TBI/Flu (Jasper) TBI/Flu Alone 62% of patients demonstrated full chimerism after RIC with 2 Gy TBI/Flu 1 Eggimann L, Girsberger S, Halter J, et al. Kinetics of peripheral blood chimerism for surveillance of patients with leukemia and chronic myeloid mal ig nancies after reduced - intensity conditioning allogeneic hematopoietic SCT. Bone Marrow Transplant . 2015;50(5):743 - 745. 3 out of 3 patients achieved full chimerism >95% by Day 90 Total donor levels of 96%, 95% and 98% at Day 90 for first three patients 62% 27% 5% 6% N = 81 Never engrafted Lost full chimerism Full chimerism Mixed chimerism 100% N = 3 Full chimerism Total Donor Chimerism Total Donor Chimerism

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL After RIC with TBI/Flu, 38% Patients Fail to Demonstrate Full Chimerism, Which Predicts Significantly Worse Survival 56 Source: Eggimann L, Girsberger S, Halter J, et al. Kinetics of peripheral blood chimerism for surveillance of patients with leukemia and chronic myeloid mal ig nancies after reduced - intensity conditioning allogeneic hematopoietic SCT. Bone Marrow Transplant . 2015;50(5):743 - 745. Chimerism is universally used to monitor engraftment after hematopoietic SCT (HSCT) • It is valuable for predicting graft failure, rejection as well as relapses in malignant diseases For patients achieving full donor chimerism, a significant benefit in survival was observed • 3 - year OS was 63% vs. 23% for patients who did not reach or lost full donor chimerism (P < 0.0001) 27 of 77 patients (38%) failed to demonstrate full chimerism after RIC with 2 Gy TBI + Fludarabine • Full chimerism defined as >95% in peripheral blood during the follow - up Full Chimerism Mixed / Absent Chimerism

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL JSP191 Total Donor Chimerism at Day 90 vs. Regimens Containing RIC Busulfan 57 JSP191 + TBI/Flu (Jasper) RIC Busulfan (Dana Farber 1 ) ~20% of patients failed to achieve >90% total donor chimerism by Day 100 1 1 Koreth J, Kim HT, Nikiforow S, et al. Donor chimerism early after reduced - intensity conditioning hematopoietic stem cell transplantation predicts relapse a nd survival. Biol Blood Marrow Transplant. 2014;20(10):1516 - 1521. 3 out of 3 patients achieved full chimerism >95% by Day 90 0 10 20 30 40 50 60 70 80 90 100 0 0 60 - 70 <50 50 - 60 70 - 80 0 80 - 95 >=95 0 0 D90 Total Donor Cell Chimerism % 3 patients demonstrate full chimerism of 96%, 95% and 98% at Day 90

~80% Achieve >90% Donor Chimerism After RIC Busulfan Which is Associated with PFS and Survival

Jasper Therapeutics Inc.

~20% of patients failed to achieve >90% total donor chimerism by D100…


A
Total Donor Cell Chimerism
90
80
70
60
50
40
30
20
10
0
%
D30
D100
<50
50-60
60-70
70-80
80-90
>=90

- Recipients received **RIC fludarabine + busulfan**
- 688 patients were studied with hematologic malignancies, including lower-risk diagnoses like CLL and NHL with median age of 57

… Failure to achieve >90% chimerism is associated with impaired PFS and worse OS


B
PFS for all pts by D100 total cell chimerism
D100 chimerism: 0-90
D100 chimerism: >=90
P < .0001
Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
5
6
7
Years from Transplantation

- Increased relapse (HR 2.54, P < .0001), impaired PFS (HR 2.01, P < .0001), and worse OS (HR 1.50, P = .009) are associated with patients that failed to achieve >90% donor cell chimerism by D100

Source: Koreth J, Kim HT, Nikiforow S, et al. Donor chimerism early after reduced-intensity conditioning hematopoietic stem cell transplantation predicts relapse and survival. Biol Blood Marrow Transplant. 2014;20(10):1516-1521.

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL
58

CONFIDENTIAL © 2021 Jasper Therapeutics, Inc. JSP191 Development Starts with AML/ MDS Patients Not Eligible for Myeloablative Transplant and Expands Across Hematological Malignancies 59 JSP191 Development in AML/MDS and Other Heme Malignancies MRD - positive AML/MDS patients not eligible for myeloablative transplant • Phase 1 completed (n = 6) • Phase 2 to open Q2 2021 • Expanded population including patients with active disease • Topline data: 1H 2022 Potential for expedited regulatory path AML/ MDS patients eligible for myeloablative transplant • Superior safety with similar outcomes vs. busulfan based conditioning Expand to other hematologic malignancies Other heme malignancies treated with transplant – MPD, ALL, CML, NHL, Others Current Future

Potential JSP191 Paths to Registration for AML/ MDS Patients Not Eligible for Myeloablative Transplant

MRD Positive AML/MDS Patients Not Eligible for Standard Myeloablative Regimens (HCT-CI >2)

Single-Arm Pivotal Trial

AML/MDS
Active Disease
(n = 100)

→ **JSP191 0.6mg/kg** in combination with low dose fludarabine and TBI

Two-Arm Randomized Pivotal Trial

AML/MDS in CR
MRD positive
(n = 150)

Randomize (2:1)

- **JSP191 0.6mg/kg** in combination with low dose fludarabine and TBI
- **Reduced-intensity Conditioning (RIC)**
  Fludarabine + Busulfan or melphalan

Potential Endpoints:

Potential Endpoints:
Complete Response
18-month Relapse-Free Survival
18-month Relapse-Rate

Early Endpoints that could support an accelerated approval:

- Improved safety relative to historical RIC regimens
- Resolution of MRD at 3- and 6-months post transplant
- Engraftment
- Chimerism

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL 60

CONFIDENTIAL © 2021 Jasper Therapeutics, Inc. JSP191 Would Be Both Clinically and Financially Beneficial for Hospitals 61 Adjusted MS - DRG 014 Payment - Jasper AlloHCT Hospital Costs = IP Income - 9 - 8 - 7 - 6 - 5 - 4 - 3 - 2 - 1 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 Jasper method Comparator RIC method Stem cell infusion Outpatient Inpatient Inpatient Adjusted MS - DRG 014 Payment - RIC AlloHCT Hospital Costs = IP Income JSP191 OP Net = $ 3 ,000 * Cost: JSP191 ASP (e.g.,$50,000) ; TBI - Flu regimen Payment: JSP191 ASP +6% ^ (e.g.,$5 2 ,000) Admit for stem cell infusion 9 days - Inpatient conditioning Discharge 9 day s - Outpatient conditioning $120,000 - $61,322 = $58,678 Jasper Model Net Total: $3,000* (outpatient) + $58,678 (inpatient) = $61,678 Financial Assumptions: • Inpatient length of stay based on mean of 27.2 days (CMS FY 2021 IPPS File, Table 5, MS - DRG 014 data) • MS - DRG 014 FY 2021 Base Rate of $82,000 adjusted for estimated academic medical center IME, DSH and Wage Index • Reduced Intensity Conditioning (RIC) AlloHCT Hospital Cost developed from removing 75% of busulfan costs from a standard Allo HCT myeloablative case cost • Jasper AlloHCT Hospital Case Cost developed from removal of full busulfan costs from a standard AlloHCT myeloablative case, w ith the addition of Total Body Irradiation and 2 days of Fludarabine costs (due to CMS 72 - hour rule) and adjusted for an 18.2 - day inpatient stay. • Both models assume separate payment for donor cell acquisition costs TBI - Flu provided within 72 hours of admission included in inpatient cost. Medicare payment example: Patient benefit s 9 fewer days in the hospital Less cumulative toxicity Fewer complications and/or side effects Hospital benefit s 9 - day reduction in inpatient costs Significant c onditioning costs removed from MS - DRG payment Outpatient payment of ASP + 6% ^ fee for JSP191 for non - 340B purchasing providers* Key benefits ^Has not been adjusted for Sequestration. *Under the Medicare outpatient prospective payment system, non - 340B hospitals are paid ASP+6% ; 340B hospital program s are reimbursed at - 22.5%. $120,000 - $99,643 = $20,357

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL JSP191 Intellectual Property and Exclusivity 62 • Amgen: WW license on molecule and COM IP • Stanford: IP on use as conditioning agent, combinations, dosing • Regulatory exclusivity expected to 2036

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL JSP191 CMC 63 • CMC process successfully transferred from Amgen to Lonza • First Lonza drug substance batch run at commercial scale and released at GMP • Initial pilot scale biochemical comparability complete, commercial scale comparability ongoing • Validation activities started

Competitive Landscape: JSP191 is a Highly Differentiated, First-in-Class Anti-CD117 Antibody for Transplant Conditioning

Program	Jasper: JSP191 Anti-CD117 mAb	Novartis: LOP628 Anti-CD117 ADC (TERMINATED)	Gilead: GS-0174 Anti-CD117	Magenta: MGTA-117 Anti-CD117 ADC	Celldex: CDX-0159 Anti-CD117	Novelty Nobility: NN2101 Anti-CD117
Competitive positioning	• First-in-class • Single agent and/or combination	• Maytansine payload via non-cleavable linker	• Combination approach with anti-CD47	• Amanitin payload	• Inhibit KIT in mast cells	• Inhibit KIT in endothelial cells
Stage of development	• Ph 2 in SCID and AML/MDS	• Terminated Ph 1 in AML or KIT+ solid tumors (2015)	• Ph 1a in healthy volunteers	• Preclinical	• Ph 1b in mast cell diseases	• Preclinical study in wet AMD
Efficacy	• SCID: Clinical POC • MDS/AML: Clinical POC	• N/A	• Preclinical effect in combination	• Preclinical in vivo activity	• Reductions of plasma tryptase, consistent with mast cell suppression	• Preclinical in vivo activity
Safety	• Safety established in pediatric and elderly comorbid patients	• Mast cell degranulation • Grade 2-3 hyper-sensitivity reactions in first 3 of 3 patients	• Anti-CD47 on-target anemia	• Highly toxic payload (hepatotoxic, nephrotoxic)	• Mild infusion-related reactions • Mild/asymptomatic decreases in neutrophil and WBC	• N/A
Outpatient use	• Protocol allows for outpatient use	• N/A	• N/A	• N/A	• N/A	• N/A

© 2021 Jasper Therapeutics, Inc.
CONFIDENTIAL 64

CONFIDENTIAL © 2021 Jasper Therapeutics, Inc. Targeted Busulfan Conditioning Still Results in Significant Toxicities • No demonstrated benefit in infertility – “infertility risk from Busulfan in gene therapy continues to be studied” • median 74.4 mg*h/L 1 65

Toxin Linked CD117 Approaches Have Significant Challenges With Off-Target Toxicity, Manufacturing and Development

JSP191

Blocks SCF Binding to CD117 Receptor



CD117 Signal Inhibition

Targeted Stem Cell Depletion

Toxic Payload

Binds to all CD117 Expressing Cells



No CD117 Signal Inhibition

Toxin Internalized on Mast Cells, Germ Cells, Melanocytes, etc.

JSP191 specifically depletes Stem Cells

- JSP191 blocks SCF survival signal on Stem Cells
- MOA synergistic with radiation, azacytidine, CD47
- Aglycosylated – no significant effect on mast cells, germ cells, etc.

Toxin linked CD117 antibodies have potential off-target effects and are are complex to develop

- Toxin will injure / deplete all cells with CD117 including mast, germ, melanocytes, etc.
- Complex manufacturing – payload / linker characterization, payload manufacturing, stability
- Complex development - full characterization of payload accumulation, metabolism as well as linker stability
- No drugs in the clinic with this linker / payload combination

© 2021 Jasper Therapeutics, Inc.
CONFIDENTIAL

66

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL NHP # - AMG 191 dose HSC depletion day 7 HSC depletion day 10 #1 0.1 mg/kg 71% 94% #2 0.1 mg/kg 96% 86% #3 1.0 mg/kg 79% 78% #4 1.0 mg/kg 94% 97% CD34 + CD90 + HSC Depletion in NHP after JSP191 JSP 191 Magenta Anti - CD117 ADC JSP191 vs. MGTA - 117 in NHP Model 67

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL MGTA - 117 Will Require Additional Therapies for Allogeneic Transplant 68 Depletion of patient’s T - cells is required for allogeneic transplant • Patient’s T - cells will attack donor graft, leading to graft failure • Current strategies include: TBI + flu, Bu+Flu , Mel+flu , TLI MGTA - 117 does not deplete T - cells and will require combination therapy for allogeneic transplant • TBI, TLI, Busulfan and Melphalan affect lymphocytes • Unclear if fludarabine alone can sufficiently deplete patient T - cells prior to transplant

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL We Believe Jasper’s Engineered Hematopoietic Stem Cells ( eHSCs ) Will Drive Cures, Decrease Toxicity, and Eliminate Post Transplant Immune Suppression 69 • Primary human CD34+ cell experiments with multiple engineering approaches • Preclinical proof of concept in xenograft mouse model • GLP production for IND enabling studies and GMP scale - up • Clinical proof of concept (allogeneic + gene - therapy) • Expansion to additional patient populations Next Steps for eHSCs Future Development

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL Jasper Engineered Hematopoietic Stem Cells ( eHSCs ) Improve Donor Stem Cell Engraftment From Donation to Recovery 70 1. Stem Cells Harvested 2. Conditioning 3. Transplant The picture can't be displayed. 4. Post - HCST Recovery x Increased utility for haplo / mis - matched grafts x Expand population x Less intense/ toxic conditioning x No immune suppression or GvHD x Reduced blood cancer relapse x Pure stem cell grafts x Faster & more consistent engraftment

Stem Cell Engineering: Only Jasper eHSC Designed to Increase Stem Cell Engraftment and Proliferation

	Jasper	Vor	Sana	Ensoma
Program	**Jasper eHSCs**	**VOR33 (CD33)**	**Hypoimmune Technology**	**In Vivo Gene Therapy**
Competitive positioning	• Cellular engineering leading to improved donor cell engraftment	• Treatment-resistant marrow cells that enable CD33 targeted therapy	• Hypoimmune cells designed to evade rejection	• In vivo gene therapy for stem cells
Stage of development	• In-Vitro POC	• Preclinical	• Preclinical	• Preclinical
Efficacy	• Jasper CD117 eHSCs show higher and more consistent proliferation vs. WT	• CD33del shows in vitro and in vivo resistance to CD33	• NHP: iPSCs do not elicit adaptive or innate response	• In vivo POC in mice with bio-luminescence
Safety	• N/A	• Tox from myeloablative conditioning regimen (VOD, mucositis, secondary malignancy)	• Not yet validated with human iPSCs or differentiated cells	• Multiple rounds of toxic alkylators for conditioning • AAV cytokine activation
Outpatient use	• Potential for outpatient use with non-toxic conditioning	• N/A	• N/A	• N/A

© 2021 Jasper Therapeutics, Inc.
CONFIDENTIAL

71

Competitive Landscape: CD45 Targets Require Toxic or Radioactive Payloads Which Limit Safety as well as Ability to Manufacture/Distribute

	Actinium Pharmaceuticals, Inc.	magenta THERAPEUTICS	MTEM MOLECULAR TEMPLATES
Program	**Iomab-B** CD45 antibody radiation conjugate	**MGTA-145** CD45 ADC	**CD45 ETB** Engineered toxin bodies
Competitive positioning	• Anti-CD45 that is linked to radioisotope iodine-131	• Anti-CD45 linked to toxic payload	• Anti-CD45 that is conjugated to engineered Shiga-toxin
Stage of development	• Ph3 SIERRA trial in R/R AML >55	• Preclinical	• Preclinical
Efficacy	• Iomab-B arm demonstrates neutrophil and platelet engraftment (TCT21)	• Immune reset achieved in mouse model of autoimmune disease	• In vitro binding and internalization triggering cell death of target cells
Safety	• Gamma radiation leads to sepsis, FN, mucositis	• Highly toxic payload (hepatotoxic, nephrotoxic)	• Highly toxic payload associated with hemolytic-uremic syndrome, watery diarrhea
Outpatient use	• N/A – gamma radiation requires significant logistics (isolation, lead lined room)	• N/A	• N/A

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL
72

CONFIDENTIAL © 2021 Jasper Therapeutics, Inc. Jasper’s Success May Lead to Routine Hematopoietic Stem Cell Transplants For Hundreds of Thousands of Patients 73 2021 TODAY 2028 JSP191 + Jasper eHSCs • JSP191 safe outpatient conditioning • Jasper eHSCs for improved transplant without hospitalization or GvHD • Routine cure for hundreds of thousands of patients • Safe, outpatient conditioning • Potential for less immunogenic grafts • Expanded transplant population • Curative • Highly toxic conditioning • Graft failures & GvHD • Limited population 2024 JSP191

Risk Factors

The list below of risk factors has been prepared solely for purposes of the proposed private placement transaction (the "Private Placement") as part of the proposed business combination (the "Business Combination") of Amplitude Healthcare Acquisition Corp. ("AMHC") and Jasper Therapeutics, Inc. ("Jasper"), and solely for potential investors in the Private Placement, and not for any other purpose. The risks presented below are certain of the general risks related to the businesses of Jasper, the Private Placement and the Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Jasper and AMHC, with the U.S. Securities and Exchange Commission ("SEC"), including the documents filed or furnished in connection with the proposed transactions between Jasper and AMHC. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of Jasper and AMHC and the proposed transactions between Jasper and AMHC, and may differ significantly from and be more extensive than those presented below.

Investing in securities (the "Securities") to be issued in connection with the Business Combination involves a high degree of risk. Investors should carefully consider the risks and uncertainties inherent in an investment in Jasper and in the Securities, including those described below, before subscribing for the Securities. If either Jasper cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, Jasper's business, financial condition or results of operations could be materially and adversely affected. The risks described below are not the only ones Jasper faces. Additional risks that Jasper currently does not know about or that Jasper currently believes to be immaterial may also impair its business, financial condition or results of operations. You should review the investors' presentation and perform your own due diligence, prior to making an investment in AMHC or Jasper.

Risks Related to Jasper's Financial Position and Capital Requirements

Jasper has incurred significant net losses since its inception. Jasper expects to incur net losses for the foreseeable future and may never achieve or maintain profitability.

Jasper will need substantial additional funding. If Jasper is unable to raise capital when needed, it would be forced to delay, reduce or eliminate its research and product development programs or future commercialization efforts.

Jasper has a limited operating history and no history of commercializing pharmaceutical products, which may make it difficult to evaluate the prospects for its future viability.

Jasper has never generated revenue from product sales and may never be profitable.

Risks Related to the Development of Jasper's Product Candidates

Jasper is early in its development efforts. If Jasper is unable to advance its product candidates to obtain regulatory approval and ultimately commercialize its product candidates, or experiences significant delays in doing so, its business will be materially harmed.

Results of preclinical studies and early clinical trials may not be predictive of results of future clinical trials, and such results do not guarantee approval of a product candidate by regulatory authorities. In addition, Jasper's clinical trials to date have been limited in scope and results received to date may not be replicated in expanded or additional future clinical trials.

Clinical development involves a lengthy and expensive process, with an uncertain outcome. Jasper may incur additional costs or experience delays in completing, or ultimately be unable to complete, the development and commercialization of any product candidates.

Jasper may not be successful in its efforts to identify, develop and commercialize additional product candidates. If these efforts are unsuccessful, Jasper may never become a commercial stage company or generate any revenues.

Jasper may expend its limited resources to pursue a particular product candidate or indication and fail to capitalize on product candidates or indications that may be more profitable or for which there is a greater likelihood of success.

Jasper faces significant competition in an environment of rapid technological change, and there is a possibility that its competitors may achieve regulatory approval before Jasper or develop therapies that are safer or more advanced or effective than Jasper's, which may harm Jasper's financial condition and its ability to successfully market or commercialize its product candidates.

If any of Jasper's product candidates causes serious adverse events, undesirable side effects or unexpected characteristics, such events, side effects or characteristics could delay or prevent regulatory approval of the product candidate, limit its commercial potential or result in significant negative consequences following any potential marketing approval.

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL 74

Risk Factors (cont'd)

Risks Related to the Regulatory Regime for Jasper's Product Candidates

Jasper has no experience as a company in obtaining regulatory approval for a drug.

The regulatory landscape that will govern Jasper's product candidates is uncertain; regulations relating to more established cellular therapy products are still developing, and changes in regulatory requirements could result in delays or discontinuation of development of its product candidates or unexpected costs in obtaining regulatory approval. The FDA and other governing bodies may disagree with Jasper's regulatory plan and it may fail to obtain regulatory approval of its product candidates.

Jasper's product candidates are complex and difficult to manufacture. Jasper could experience delays in satisfying regulatory authorities or production problems that result in delays in its development or commercialization programs, limit the supply of its product candidates, or otherwise harm its business.

If clinical trials of Jasper's product candidates it may identify and develop fail to demonstrate safety and efficacy to the satisfaction of regulatory authorities or do not otherwise produce positive results, Jasper may incur additional costs or experience delays in completing, or ultimately be unable to complete, the development and commercialization of such product candidates.

Even if Jasper completes the necessary clinical trials, it cannot predict when, or if, it will obtain regulatory approval to commercialize its product candidates in the United States or any other jurisdiction, and any such approval may be for a more narrow indication than Jasper seeks.

Interim "top-line" and preliminary results from Jasper's clinical trials that it may announce or publish from time to time may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data.

If Jasper experiences delays or difficulties in the enrollment of patients in clinical trials, the cost of developing product candidates could increase and its receipt of necessary regulatory approvals could be delayed or prevented.

Jasper may never obtain FDA approval for any of its product candidates in the U.S., and even if it does, Jasper may never obtain approval for or commercialize any of its product candidates in any other jurisdiction, which would limit Jasper's ability to realize their full market potential.

Risks Related to Jasper's Dependence on Third Parties

Jasper relies on third parties to conduct its preclinical and clinical trials and will rely on them to perform other tasks for it. If these third parties do not successfully carry out their contractual duties, meet expected deadlines or comply with regulatory requirements, Jasper may not be able to obtain regulatory approval for or commercialize its product candidates and its business could be substantially harmed.

Jasper is highly dependent on intellectual property licensed from third parties and termination of any of these licenses could result in the loss of significant rights, which would harm its business.

Jasper currently relies on a single manufacturer for its clinical supply of its product candidates. In the event of a loss of this manufacturer, or a failure by such manufacturer to comply with FDA regulations, Jasper may not be able to find an alternative source on commercially reasonable terms, or at all. In addition, third-party manufacturers and any third-party collaborators may be unable to successfully scale-up manufacturing of Jasper's current or future product candidates in sufficient quality and quantity, which would delay or prevent Jasper from developing its product candidates and commercializing approved products, if any.

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL
75

Risk Factors (cont'd)

Risks Related to Jasper's Intellectual Property

Jasper's commercial success depends on its ability to obtain, maintain and protect its intellectual property and proprietary technology.

The patent protection Jasper obtains for its product candidates may not be sufficient enough to provide it with any competitive advantage or its patents may be challenged.

Patent terms may be inadequate to protect Jasper's competitive position on its product candidates for an adequate amount of time, and the lives of its patents may not be sufficient to effectively protect its product candidates and business. In addition, changes to patent law in the United States and other jurisdictions could diminish the value of patents in general, thereby impairing Jasper's ability to protect its product candidates.

If Jasper is unable to protect the confidentiality of its trade secrets, its business and competitive position may be harmed.

Third-party claims of intellectual property infringement, misappropriation or other violations may prevent or delay Jasper's product discovery and development efforts and have a material adverse effect on its business.

Jasper may become involved in lawsuits to protect or enforce its patents or other intellectual property, which could be expensive, time-consuming and unsuccessful.

Jasper may not be able to protect its intellectual property rights throughout the world.

Other Risk Factors Related to Jasper

The COVID-19 pandemic has caused, and could continue to cause, severe disruptions in the U.S., regional and global economies and could seriously harm Jasper's development efforts, increase its costs and expenses and have a material adverse effect on Jasper's business, financial condition and results of operations.

Jasper's internal computer systems, or those of its third-party vendors, collaborators or other contractors or consultants, may fail or suffer security breaches, which could result in a material disruption of its product development programs, compromise sensitive information related to its business or prevent Jasper from accessing critical information, potentially exposing it to liability or otherwise adversely affecting its business.

Jasper and its management have a limited track record as an operating company. Failures in the operational execution of the expected business plans may have a material impact on Jasper's commercial prospects. Further, if Jasper is not able to attract and retain highly-qualified personnel, it may not be able to successfully implement its business strategy.

If Jasper loses key management personnel, or if it fails to recruit additional highly skilled personnel, Jasper's ability to continue developing and identify and develop new or next generation product candidates will be impaired, which could result in delays in the development process, loss of market opportunities, make Jasper less competitive and have a material adverse effect on Jasper's business, financial condition and results of operations.

Jasper may be adversely affected by existing or future laws and regulations. Jasper is subject to the laws and regulations of the federal government and of various state, local and provincial government entities. These laws and regulations set very stringent requirements for the business. In addition, such laws and regulations are subject to change and amendment at any time. Jasper may incur significant expenses related to compliance with such laws and regulations and it may need to adjust rapidly to address changes in the regulatory framework applicable to its business. Jasper may fail to comply with federal, state, local and international regulations in its area of operation, and future regulations may impose additional requirements on its business. Jasper's business is subject to possible scrutiny from regulators, who may enforce existing or future regulations that impact the viability or attractiveness of its assets.

Jasper currently has limited marketing personnel. If Jasper is unable to establish effective marketing and sales capabilities or enter into agreements with third parties to market and sell its product candidates, if approved, Jasper may not be able to effectively market and sell its product candidates, if approved, or generate product revenues

Jasper's commercial success depends upon attaining significant market acceptance of its product candidates, if approved, among physicians, patients, healthcare payers and operators of major clinics.

Jasper's business will ultimately depend on its ability to successfully generate revenues from its product candidates, if approved. Reimbursement for such products is subject to different regulatory regimes in different jurisdictions. If any of Jasper's product candidates is approved, an unfavorable reimbursement determination in any of the major markets could have a material impact on Jasper. Further, an unfavorable change in such regimes (e.g., price controls) could have a material impact on Jasper.

© 2021 Jasper Therapeutics, Inc. CONFIDENTIAL 76

Risk Factors (cont'd)

Risks Related to the Private Placement

AMHC may be unable to raise sufficient capital in the Private Placement or otherwise obtain additional financing to complete the Business Combination or to fund the operations and growth of the combined company following the Business Combination (the "Combined Company").

The issuance of shares of the Combined Company's securities in connection with the Private Placement will dilute substantially the voting power of Combined Company's stockholders.

AMHC may issue shares of its Class A common stock upon the conversion of its Class B common stock at a ratio greater than one-to-one at the closing of the Business Combination as a result of the anti-dilution provisions contained in its amended and restated certificate of incorporation. Any such issuance would dilute the interest of the Combined Company's stockholders and likely present other risks.

Risks Related to the Business Combination

Each of AMHC and Jasper will incur significant transaction costs in connection with the Business Combination.

The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination agreement may be terminated in accordance with its terms and the Business Combination may not be completed.

The ability to successfully effect the Business Combination and the Combined Company's ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of Jasper. The loss of such key personnel could negatively impact the operations and financial results of the combined business.

Section 404 of the Sarbanes-Oxley Act will be applicable to the Combined Company after the Business Combination is consummated, and Jasper is only now beginning the costly and challenging process of compiling the system and processing documentation necessary to perform the evaluation of its internal control over financial reporting needed to comply with Section 404 of the Sarbanes-Oxley Act. The Combined Company's failure to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act could have a material adverse effect on its business.

There is no assurance that a stockholder's decision whether to redeem its shares for a pro rata portion of AMHC's trust account will put the stockholder in a better future economic position.

If the Business Combination's benefits do not meet the expectations of investors or securities analysts, the market price of AMHC's securities or, following the consummation of the Business Combination, the Combined Company's securities, may decline.

A market for the Combined Company's securities may not develop, which would adversely affect the liquidity and price of such securities.

There can be no assurance that the Combined Company's securities will be approved for listing on the Nasdaq Global Market ("Nasdaq") or that the Combined Company will be able to comply with the continued listing standards of Nasdaq.

Directors of AMHC have potential conflicts of interest in recommending that AMHC's stockholders vote in favor of the adoption of the Business Combination.

AMHC may redeem unexpired warrants prior to their exercise at a time that is disadvantageous to the holders of AMHC warrants, thereby making such warrants worthless. Further, even if the Business Combination is completed, there can be no assurance that AMHC's warrants will be in the money during their exercise period, and they may expire worthless.

If AMHC seeks stockholder approval of the Business Combination, its sponsor, directors, officers, advisors and their affiliates may elect to purchase shares or warrants from public stockholders, which may influence a vote on the Business Combination and reduce the public "float" of AMHC's Class A common stock or warrants.

If AMHC seeks stockholder approval of the Business Combination, its sponsor, officers and directors have agreed to vote in favor of such Business Combination, regardless of how its public stockholders vote.

The ability of AMHC's public stockholders to exercise redemption rights with respect to a large number of its shares could increase the probability that the Business Combination would be unsuccessful.

AMHC is not required to obtain an opinion from an independent investment banking firm or from an independent accounting firm, and consequently, its stockholders may have no assurance from an independent source that the price it is paying for the business is fair to AMHC from a financial point of view.

Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination.

The Business Combination or Combined Company may be materially adversely affected by the recent COVID-19 outbreak.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect AMHC's and the Combined Company's business, including AMHC's and the Combined Company's ability to consummate the Business Combination, and results of operations.

© 2021 Jasper Therapeutics, Inc.
CONFIDENTIAL

77